Whatifi Funds

                          Supplement to the Prospectus
                               dated July 11, 2000

Whatifi Financial Inc., (the "Company"), the parent company of Whatifi Asset Management, Inc., (the "Adviser"), has entered into an agreement with CIBC Capital Partners to provide funding to the Company in exchange for an ownership stake.

As a result of this transaction, the Board of Trustees of the Whatifi Funds has considered and approved an interim investment advisory agreement dated February 1, 2001 between the Whatifi Funds and the Adviser. The Adviser will continue to serve as investment adviser to the Whatifi Funds. The interim advisory agreement will remain in effect for no more than 150 days or until the Funds' shareholders approve the new investment advisory agreement. A shareholders' meeting at which the Funds' shareholders will consider the new advisory agreement is expected to be held in March 2001.

CIBC Capital Partners is a division of Canadian Imperial Bank of Commerce, one of North America's largest banks, with over 130 years of business and banking experience throughout North America and in 18 countries around the world. With almost 7 million customers in Canada and the largest PC banking customer base in the country, CIBC brings extensive experience and capability to the US market. CIBC operates extensive commercial and investment banking capabilities in the US.

Dated: February 2, 2001